NEWS FROM ARDEN REALTY, INC.                                        Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:   RICHARD DAVIS
           (310) 966-2600

             ARDEN REALTY, INC. REPORTS FOURTH QUARTER 2004 RESULTS

                                FEBRUARY 2, 2005

Los Angeles, California - Arden Realty, Inc. (NYSE/ARI), a Los Angeles-based office real estate investment trust, today reported Funds From Operations (FFO) for the fourth quarter of 2004 of $44.6 million or $0.66 per share on a fully diluted basis and $171.8 million or $2.55 per share on a fully diluted basis for the year ended December 31, 2004, compared with FFO of $43.0 million or $0.65 per share on a fully diluted basis for the fourth quarter of 2003 and $174.5 million or $2.66 per share on a fully diluted basis for the year ended December 31, 2003.

Revenues from rental operations for the properties included in continuing operations for the fourth quarter of 2004 were $105.6 million and $409.2 million for the year ended December 31, 2004, compared with $100.2 million for the fourth quarter of 2003 and $393.8 million for the year ended December 31, 2003. Net income for the fourth quarter of 2004 was $34.6 million or $0.52 per share on a fully diluted basis and $73.8 million or $1.12 per share on a fully diluted basis for the year ended December 31, 2004, compared with $13.6 million or $0.21 per share on a fully diluted basis for the fourth quarter of 2003 and $58.5 million or $0.92 per share on a fully diluted basis for the year ended December 31, 2003.

The operating portfolio was 91.2% occupied and 92.7% leased at the end of the fourth quarter of 2004 compared to 91.1% occupied and 92.5% leased at the end of the third quarter of 2004 and 90.4% occupied and 92.1% leased at the end of the fourth quarter of 2003.

A dividend of $0.505 per share was declared for the fourth quarter of 2004 for shareholders of record as of December 31, 2004.

Total debt at December 31, 2004 was approximately $1.33 billion, representing approximately 34.1% of total market capitalization and 43.6% of gross asset value.

Arden Realty will host a conference call to discuss fourth quarter 2004 operating results on February 3, 2005, at 1:00 p.m. Eastern time. A live webcast (listen only mode) of the conference call will be available at this time. A hyperlink to the live webcast will be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com. A replay of the conference call may be heard by calling (800) 642-1687 (U.S.) or
(706) 645-9291 (International), access code 3380379, from 3:00 p.m. Eastern time on February 3, 2004 through 3:00 p.m. Eastern time on February 17, 2005. During this period, an on-demand webcast replay of the call will also be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com.

Financial schedules follow. A detailed analysis of the quarter's results can be obtained by viewing the Supplemental Operating and Financial Data available in the Investor Information section (Financial Reports) of our website at www.ardenrealty.com, or by calling Richard Davis, CFO, at the number listed above.

Arden Realty is a self-administered, self-managed real estate investment trust which owns, manages, leases, develops, renovates and acquires commercial office properties located in Southern California. As of December 31, 2004, the Company's portfolio contained 120 properties comprised of 197 buildings and approximately 18.2 million rentable square feet. For more information on the Company, visit the Arden website at www.ardenrealty.com.


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Statements made in this press release or during the conference call which are not historical may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Arden Realty believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from the Company's expectations include general and Southern California specific real estate and economic conditions, competition within the industry, the availability and cost of capital for future investments and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.


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                               ARDEN REALTY, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                             DECEMBER 31,     DECEMBER 31,
                                                                2004             2003
                                                             -----------      ------------
                                                             (unaudited)
ASSETS

   Investment in real estate:
     Commercial properties                                   $ 2,986,411      $ 2,796,903
     Less: accumulated depreciation and amortization            (488,808)        (432,814)
                                                             -----------      -----------
                                                               2,497,603        2,364,089
     Properties under development/renovation                      16,295           75,627
     Land available for development                               23,795           23,723
     Properties held for disposition, net                         14,288          183,260
                                                             -----------      -----------
         Net investment in real estate                         2,551,981        2,646,699

   Cash and cash equivalents                                      13,040            4,707
   Restricted cash                                                14,788           19,694
   Rent and other receivables                                      5,953            3,688
   Deferred rent                                                  42,886           44,203
   Prepaid financing costs and other assets, net                  31,349           22,442
                                                             -----------      -----------
         Total assets                                        $ 2,659,997      $ 2,741,433
                                                             ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

   Mortgage loans payable                                    $   375,417      $   557,435
   Mortgage loan payable - property held for disposition           7,222            7,394
   Unsecured lines of credit                                     121,500          161,000
   Unsecured term loan                                           125,000          125,000
   Unsecured senior notes, net of discount                       696,945          498,952
   Accounts payable and accrued expenses                          58,215           54,317
   Security deposits                                              25,498           22,321
   Dividends payable                                              33,494           32,535
                                                             -----------      -----------
         Total liabilities                                     1,443,291        1,458,954
   Minority interest                                              20,414           72,194
   STOCKHOLDERS' EQUITY

     Common stock                                                    664              646
     Additional paid-in capital                                1,212,508        1,225,192
     Deferred compensation                                       (12,830)         (14,952)
     Accumulated other comprehensive loss                         (4,050)            (601)
                                                             -----------      -----------
         Total stockholders' equity                            1,196,292        1,210,285
                                                             -----------      -----------
         Total liabilities and stockholders' equity          $ 2,659,997      $ 2,741,433
                                                             ===========      ===========

Note: The December 31, 2003 balance sheet has been reclassified to conform to the current period presentation for the classification of eleven properties as "held for disposition" during 2004.


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                               ARDEN REALTY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                                FOR THE THREE MONTHS          FOR THE TWELVE MONTHS
                                                       ENDED                          ENDED
                                                     DECEMBER 31,                   DECEMBER 31,
                                              ------------------------      ---------------------------
                                                 2004           2003           2004             2003
                                              ---------      ---------      ---------         ---------
                                                      (unaudited)                   (unaudited)
Revenue:
   Revenues from rental operations:
     Scheduled cash rents                     $  90,553      $  85,674      $ 351,465         $ 339,009
     Straight-line rents                            569            338          2,020               915
     Tenant reimbursements                        5,313          6,218         20,129            23,355
     Parking, net of expenses                     6,032          5,667         23,816            21,635
     Other rental operations                      3,102          2,349         11,763             8,851
                                              ---------      ---------      ---------         ---------
                                                105,569        100,246        409,193           393,765
   Interest and other loss                         (660)          (483)          (508)             (401)
                                              ---------      ---------      ---------         ---------
       Total revenue                            104,909         99,763        408,685           393,364
                                              ---------      ---------      ---------         ---------

Expenses:
   Property expenses:
     Repairs and maintenance                     11,336         10,768         44,281            40,738
     Utilities                                    8,234          7,308         32,835            32,497
     Real estate taxes                            7,758          7,515         30,569            28,156
     Insurance                                    1,833          2,007          7,506             7,909
     Ground rent                                    207            271            746               961
     Property administrative                      4,617          3,784         17,698            15,718
                                              ---------      ---------      ---------         ---------
       Total property expenses                   33,985         31,653        133,635           125,979

   General and administrative                     5,531          4,969         19,503            16,931
   Interest (1)                                  23,338         23,357         88,856            93,093
   Depreciation and amortization                 31,729         28,002        121,687           111,952
                                              ---------      ---------      ---------         ---------
Income from continuing operations before
   impairment on investment in securities
   and minority interest                         10,326         11,782         45,004            45,409
Impairment on investment in securities               --             --         (2,700)               --
Minority interest                                  (237)        (1,345)        (5,255)(2)        (5,375)
                                              ---------      ---------      ---------         ---------
Income from continuing operations                10,089         10,437         37,049            40,034
Discontinued operations, net of
   minority interest                              1,815          2,635          6,253            12,538
Gain on sale of discontinued properties .        22,707            555         30,473             5,937
                                              ---------      ---------      ---------         ---------
Net income                                    $  34,611      $  13,627      $  73,775         $  58,509
                                              =========      =========      =========         =========

Net income per share:
   Basic                                      $    0.53      $    0.21      $    1.13         $    0.92
                                              =========      =========      =========         =========
   Diluted                                    $    0.52      $    0.21      $    1.12         $    0.92
                                              =========      =========      =========         =========

Weighted average common shares:

   Basic                                         65,729         64,315         65,372            63,553
                                              =========      =========      =========         =========
   Diluted                                       66,247         64,856         65,740            63,815
                                              =========      =========      =========         =========

(1) Excludes interest expense for a property currently classified as "held for disposition."

(2) Includes approximately $1.1 million of original issuance costs expensed in conjunction with the redemption of our Preferred Operating Partnership Units on September 28, 2004.

Note: Operating results in prior periods have been reclassified to conform to the current period presentation resulting from the classification of eleven properties in 2004 into "discontinued operations."


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                               ARDEN REALTY, INC.
                      CALCULATION OF FUNDS FROM OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                   FOR THE THREE MONTHS          FOR THE TWELVE MONTHS
                                                          ENDED                         ENDED
                                                        DECEMBER 31,                   DECEMBER 31,
                                                 ------------------------      ---------------------------
                                                    2004           2003           2004              2003
                                                 ---------      ---------      ---------         ---------
FUNDS FROM OPERATIONS:(1)
   Net Income                                    $  34,611      $  13,627      $  73,775         $  58,509
   Plus -
     Depreciation and minority interest
       from discontinued operations                    717          1,634          5,842             8,871
     Depreciation and amortization                  31,729         28,002        121,687           111,952
     Minority interest                                 237          1,345          4,180(2)          5,375
   Less -
     Gain on sale of discontinued properties       (22,707)          (555)       (30,473)           (5,937)
     Income allocated to Preferred Operating
       Partnership Units                                --         (1,078)        (3,234)(2)        (4,312)
                                                 ---------      ---------      ---------         ---------

FUNDS FROM OPERATIONS(3)                         $  44,587      $  42,975      $ 171,777         $ 174,458
                                                 =========      =========      =========         =========

Per share:
   Funds From Operations - Diluted               $    0.66      $    0.65      $    2.55         $    2.66
                                                 =========      =========      =========         =========
   Dividends declared                            $   0.505      $   0.505      $    2.02         $    2.02
                                                 =========      =========      =========         =========

Weighted average shares and Operating
   Partnership Units outstanding - Diluted          67,918         66,545         67,415            65,513
                                                 =========      =========      =========         =========

(1) We believe that funds from operations, or FFO, is a useful supplemental measure of our operating performance. We compute FFO in accordance with standards established by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002. The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles, or GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

     We believe that FFO, by excluding depreciation costs, the gains or losses from the sale of operating real estate properties and extraordinary items as defined by GAAP, provides an additional perspective on our operating results. However, because these excluded items have real economic effect, FFO is a limited measure of performance.

     FFO captures trends in occupancy rates, rental rates and operating costs. FFO excludes depreciation and amortization costs and it does not capture the changes in value in our properties that result from use or changes in market conditions or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. Therefore, its ability to measure performance is limited.

     Because FFO excludes significant economic components of net income determined in accordance with GAAP, FFO should be used as an adjunct to net income and not as an alternative to net income. FFO should also not be used as an indicator of our financial performance, or as a substitute for cash flow from operating activities determined in accordance with GAAP or as a measure of our liquidity. FFO is used by investors to compare our performance with other REITs. Other REITs may use different methodologies for calculating FFO and, accordingly, our FFO may not be comparable to other REITs.

(2) Excludes approximately $1.1 million of original issuance costs expensed in conjunction with the redemption of our Preferred Operating Partnership Units on September 28, 2004.

(3) Included in FFO is non-cash compensation expense of approximately $1.4 million and $842,000 for the three months ended December 31, 2004 and December 31, 2003, respectively and $3.8 million and $2.3 million for the twelve months ended December 31, 2004 and December 31, 2003, respectively.

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